Income Taxes (Details) - Schedule of Income Tax Expense (Benefit) - MXN ($) $ in Thousands		12 Months Ended
		Dec. 31, 2023	Dec. 31, 2022	Dec. 31, 2021
Schedule of Income Tax Expense (Benefit) [Abstract]
Expected benefit, expense		$ 1,804,233	$ 3,348,174	$ 4,150,690
Increase (decrease) as a result of:
Inflation effect, net		(581,549)	(524,640)	(577,234)
Impact of the nominal rate differences between the USA and Mexico		112,377	29,996	66,343
Benefit from utilization of tax loss carry-forwards and others	[1]	342,202	80,166	(12,086)
Others, net (includes permanent items) Income tax expense		62,735	365,826	762,056
Income tax expense		$ 1,739,998	$ 3,299,522	$ 4,389,769
Effective tax rate		28.93%	29.56%	31.73%

[1]	This amount corresponds to the income tax benefit obtained by those companies that used tax loss carry-forwards in the years presented that were generated previously to 2023, 2022 and 2021, less the effect of tax losses incurred by some subsidiaries for which no deferred tax asset was recorded.